One-on-One MLP / Midstream Infrastructure Conference 2017 Citi Aug 16 – 17, 2017 Exhibit 99.1

Forward-Looking Statements 2 Statements contained in this presentation other than statements of historical fact are forward-looking statements. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance presented or suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the SEC and available on NuStar’s website at www.nustarenergy.com. We use financial measures in this presentation that are not calculated in accordance with generally accepted accounting principles (“non-GAAP”) and our reconciliations of non-GAAP financial measures to GAAP financial measures are located in the appendix to this presentation. These non-GAAP financial measures should not be considered an alternative to GAAP financial measures.

NuStar Overview

Two Publicly Traded Companies 4 IPO Date: 4/16/2001 G.P. Interest in NS Common Unit Price (8/14/17): $40.32 ~11% Common L.P. Interest in NS Annualized Distribution/Common Unit: $4.38 Incentive Distribution Rights in NS (IDR) Yield (8/14/17): 10.9% ~11% NS Distribution Take Market Capitalization: $4.4 billion IPO Date: 7/19/2006 Enterprise Value: $7.9 billion Unit Price (8/14/17): $21.65 Credit Ratings Annualized Distribution/Unit: $2.18 Moody's: Ba1/Negative Yield (8/14/17): 10.1% S&P: BB+/Stable Market Capitalization: $0.9 billion Fitch: BB/Stable Enterprise Value: $1.0 billion NYSE: NSH NYSE: NS William E. Greehey 9.1 million NSH Units 21.1% Membership Interest Public Unitholders 93.0 million Common 9.1 million Series A Preferred 15.4 million Series B Preferred Other Public Unitholders 33.9 million NSH Units 79.0% Membership Interest

Assets:  81 terminals  More than 96 million barrels of storage capacity  More than 9,300 miles of crude oil and refined product pipelines Corpus Christi, TX – Destination for South Texas Crude Oil Pipeline System St. James, LA – 9.9MM bbls Pt. Tupper, Nova Scotia – 7.8MM bbls Linden, NJ – 4.6MM bbls St. Eustatius – 14.4MM bbls 3.8MM bbls Large and Diverse Geographic Footprint with Assets in Key Locations 5 Permian Crude System (Midland Basin) – Crude Oil Gathering, Transportation and Storage

Focus Has Been on De-Risking the Business and Restoring Coverage

De-Risking the Business and Restoring Coverage 7 For the last 3 years, we have been focused on... Strengthening Our Balance Sheet Restoring Our Distribution Coverage De-Risking Our Business Refocusing On Our Core Pipeline and Storage Business With solid execution by our management team and our employees, we have now set the stage for future growth

 Refined Product Pipelines  Crude Oil Pipelines  Ammonia Pipeline  Refined Product Terminals  Crude Oil Storage Fuels Marketing  Recently exited our Crude Oil and Fuel Oil Trading operations – 2017 EBITDA neutral  The only operations remaining are our bunkering operations at Texas City and St. Eustatius and our butane blending operations Storage Pipeline 45% 51% 4% Percentage of Annual Segment EBITDA1 Successfully De-Risked the Partnership - Exited the Majority of our Margin-Based Businesses 8 2014 2016 2011 1 - Please see slides 36-40 for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 49% 34% 17% 49% 50%

Crude – 43% Refined Products - 48% Other – 9% Pipeline Segment – Committed and Diversified Pipeline Receipts by Commodity TTM as of 6/30/17 *Other includes ammonia, naphtha and NGL’s  ~92% committed through take or pay contracts or through structural exclusivity (uncommitted lines serving refinery customers with no competition) Committed Pipeline Revenues (6/30/17 annual forecast) Take or Pay Contractual - 30% Structurally Exclusive – 62% Other – 8% 9

Storage Segment – Effectively Full Storage Lease Utilization (as of 6/30/2017) Storage Lease Renewals (% as of 6/30/2017) 95% of Leasable Storage Effectively Full 10 38% 44% 18% < 1 Year 1 to 3 Years > 3 Years

$208 $242 $256 $279 $287 $277 $287 $335 $333 $186 $190 $199 $198 $211 $277 $323 $355 $338 2008 2009 2010 2011 2012 2013* 2014 2015 2016 Storage Segment Pipeline Segment * adjusted $610 $394 $432 $455 $477 $498 $554 $690 $671 Historical Pipeline and Storage Segment EBITDA1 ($ in millions) Base Business EBITDA – Consistent Performance in Various Market Conditions Great Recession Backwardated Market Structure Oil Price Crash Shale Boom 1 - Please see slides 36-40 for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 11

Coverage Restored in the Midst of Low Crude Oil Price Environment – Putting Us in a Position to Participate in Acquisitions 20 30 40 50 60 70 80 90 100 110 0.7 0.8 0.9 1 1.1 1.2 1.3 7/1/2014 2/1/2015 9/1/2015 4/1/2016 11/1/2016 C ru d e P ri c e C o v e ra g e R a ti o NS Coverage Ratio Price of Crude One-Times 1.07x 0.98x 1.04x 1.12x 1.12x 1.11x 1.08x 1.12x 1.08x 1.07x 1.05x Coverage Ratio1 (Trailing Twelve Months) vs Price of Crude (October 2013 – March 2017) 3Q-16 3Q-14 4Q-14 1Q-15 2Q-15 3Q-15 4Q-15 1Q-16 2Q-16 4Q-16 1Q-17* * Adjusted for Common Unit Issuance for Navigator Financing  Second quarter 2017 coverage ratio of 0.59x – disproportionately impacted by $14 million of Navigator acquisition and financing costs  Expect to begin covering distribution again as early as the second half of 2018 1 - Please see slides 36-40 for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 12

Acquisition Overview Permian Crude System Overview

Permian Crude System Overview  On May 4th, NuStar acquired the Permian Crude System by acquiring 100% of the membership interests in Navigator Energy Services, LLC from First Reserve Energy Infrastructure Fund for ~$1.5 billion in cash  Permian Crude System - a leading crude oil gathering, transportation and storage system in the “core of the core” of the Midland Basin in the Permian  The Permian Basin currently represents approximately 40% of all U.S. onshore rig activity  Before this acquisition, we actively looked at opportunities in the Permian  For one reason or another, they did not meet our acquisition criteria or they included assets that were either too risky or outside of our core areas of expertise  This acquisition provided a meaningful entry into the Permian and a significant growth platform  The addition of the Permian Crude System, coupled with NuStar’s Eagle Ford position, solidifies NuStar’s presence in two of the most prolific basins in the U.S.  The Permian Crude System assets are consistent with NuStar’s other crude oil operations, with no first purchasing or gas processing exposure 14

Permian Crude System Overview (continued)  Significant growth prospects through volume ramp from existing producers, bolt-on acquisitions and larger takeaway capacity opportunities  Diversified, high-quality producer portfolio with attractive long-term fee-based contracts  Expected acquisition multiple of high single digits by 2020 as volumes ramp  Driven by existing producers with more than 514,000 dedicated acres on the system 15

Permian Crude System Highlights  Permian Crude System located in 5 of the 6 most active counties in the Midland Basin  Midland is one of the most economic, resilient and fastest growing basins in the U.S.  Permian, in aggregate, represents ~40% of all U.S. onshore rig activity  Permian has unparalleled resource potential  Decades of drilling inventory with breakeven economics at $35 - $45/bbl “Core of the Core” of the Midland Basin  System structured with long-term, fixed-fee contracts  Mainline transportation with ~92,000 bbl/d of ship-or-pay volume commitments and nearly 7 year average contract life  Pipeline gathering contract portfolio with an average life of over 10 years  440,000 bbls of storage contracted with an average life of nearly 7 years  Well-diversified customer base, including 16 upstream producers with a meaningful and active presence in the Midland Basin Stable Cash Flow  Rapid volume growth expected in 2017, 2018 and beyond, driven by existing producers with more than 514,000 dedicated acres on the system  Further potential upside from undedicated producers, AMI acreage and improved drilling results / technology Significant Volume Growth  Potential to expand the system organically  Numerous bolt-on acquisition opportunities  Platform enhances ability to develop larger takeaway capacity projects Growth Platform for NuStar  Fully integrated crude system centered around transportation, providing customers with excellent access to multiple downstream end markets  Connection to nearly all destinations in Big Spring, Midland and Colorado City  Newly-built assets with minimal annual maintenance capex expected Newly Constructed/ Well Designed System 16

1 1 2 5 6 10 13 13 16 23 23 47 0 25 50 Dawson Ector Borden Gaines Irion Andrews Glasscock Reagan Upton Howard Martin Midland Our Permian Crude System is in the Most Active Areas of the Midland  Permian Basin has 379 rigs operating, representing ~40% of all U.S. onshore rig activity - 2.8x the rig count in the Bakken / Eagle Ford combined Our Permian Crude System Overview:  Fully integrated crude platform  ~625 miles of pipeline with 412,000 bbls/d of current capacity  1 million bbls of storage capacity  Pipeline gathering with over 514,000 dedicated acres  Nearly 5 million acres of “Areas of Mutual Interest,” or “AMI”  Delivery points into Midland, Colorado City and Big Spring Source: Rig count per Baker Hughes data as of 8/4/2017 Rigs by Top U.S. Play Rigs by Permian Sub-Basin Rigs by Midland Counties Navigator Counties 17 15 29 30 45 46 53 60 78 379 0 200 400 Granite Wash Utica DJ-Niobrara Haynesville Marcellus Bakken Cana Woodford Eagle Ford Permian 16 25 160 178 0 100 200 Other Central Basin Platform Midland Delaware

Our Permian Crude System is an Integrated Crude System 18

Permian Basin Continues to be the U.S. Basin With the Strongest Growth  Rig counts in the Permian are up 275% (245% increase in the Midland) since the low in May 2016  Producers have realized lower break-evens due to multi-stack pay zones and improving well productivity  Permian break-evens are estimated to be below $30 per barrel with current drilling and completion costs  Most of our producers indicate they will continue at their current drilling pace at prices above $40 Source: Wells Fargo Source: Baker Hughes 19

NuStar’s Permian Crude System Rig Counts Much Higher than Initially Expected Acquisition Announcement Current July 31, 2017 Ship-or-pay Volume Commitments (Mbpd) 74,000 92,000 Dedicated Acreage 500,000 514,000 Dedicated Rig Count (actual) 28 39 Dedicated Rig Count (2017 forecast exit) 29 Dedicated Rig Count (2018 forecast exit) 38 Throughput Volumes (average monthly Mbpd) ~115,000 ~150,000 20

Permian Crude System Acquisition Financing  The acquisition purchase price was funded by a combination of equity and debt offerings, consistent with NuStar's targeted credit profile Common Equity Offering  On April 18, NuStar issued 14.4 million new common units for gross proceeds of ~$665 million (including exercise of overallotment option) Perpetual Preferred Offering  On April 28, we issued 15.4 million Series B perpetual preferred units for gross proceeds of $385 million (including exercise of overallotment option)  Fixed distribution rate of 7.625% for five years  Thereafter, floating distribution rate of three-month LIBOR plus 5.643%, callable at par after five years 21

Senior Notes Offering  On April 28, we raised $550 million by issuing 5.625% 10-year senior notes due April 28, 2027 NuStar GP Holdings IDR Waiver  To demonstrate its strong support for the transaction, NuStar GP Holdings agreed to temporarily forgo all IDR cash distributions to which it would be entitled from any NuStar Energy L.P. common equity issuances after signing the acquisition agreement:  For a period of ten (10) quarters from the date of the acquisition closing (starting with the distribution for the 2nd quarter of 2017)  Capped at $22 million in the aggregate Permian Crude System Acquisition Financing (continued) 22

Permian Crude System Financial Projections  Expect assets to contribute $30 to $50 million of EBITDA1 in 2017  Partially offset by $14 million of transaction related costs associated with closing the acquisition  2018 EBITDA multiple expected to be in the low teens  EBITDA multiple expected to be in the high single digits by 2020  Growth capital spending projected to be ~$250 million over the next five years  ~$123 million of spend forecasted to occur in 2017 on expansion of the system  Majority of 2017 spend related to expansion of transportation system and gathering extensions  Currently there are 17 active construction projects, with a total of 28 more in development 23 1 - Please see slides 36-40 for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures

South Texas Crude Pipeline System Update

 As expected, the Eagle Ford has seen a modest recovery, with rig counts up a significant 45 rigs from its low on July 29, 2016  Even with this recovery, pipeline capacity in the Eagle Ford currently exceeds production and production is below aggregate minimum volume commitments  We have not seen volumes on our System increase, and we expect current utilization to continue through 2018, due to shippers’ contract management strategies  Most shippers have T&D commitments to move barrels on Houston-bound pipelines, as well as on pipelines to Corpus Christi  Houston-bound rates are higher, so shippers are pushing any incremental volumes there under their minimum volume commitments  We continue to explore using the available capacity as the first step in a long-haul solution to bring barrels from the Permian  We remain well-positioned to benefit from EBITDA growth with no incremental capex when volumes increase  Approximately 45-50% of T&D commitments to NuStar begin rolling off in the 3rd quarter of 2018  We currently do not expect our customers to renew these T&D commitments  Expect our customers to convert to walk-up shippers 25 South Texas Crude Pipeline System Update

Return to Growth

$374 $302 $328 $288 $166 $380 to $420 $316 $143 $96 $1,500 $0 $500 $1,000 $1,500 $2,000 2012 2013 2014 2015 2016 2017 Forecast Internal Growth and Other Acquisitions $262 TexStar Acquisition Expect $380 to $420 Million of Internal Growth Spending in 2017 (Dollars in Millions)  2017 Total Capital Spending (excluding Navigator Acquisition price), which includes Reliability Capital, is expected to be in the range of $415 to $475 million 2012 to 2017 Average Internal Growth Spend $310 Million per Year Linden JV Acquisition Martin Terminal Acquisition Navigator Acquisition 27 $690 $431

 Several projects have been completed or under development to increase distillate and propane supply throughout the Upper Midwest for an investment of approximately $80 million  Propane supply projects complete and in service  Construction on remaining projects should be completed by the fourth quarter of 2017 Mid-Continent Pipeline & Terminals  Effective in the first quarter of 2017, recontracted 9.5 million barrels of storage  Approximately $100 million of facility enhancements with expected completion in 2017 St. Eustatius Terminal  Purchased 1.15 mmbbls of crude and refined products storage for $93mm, net  Assets located adjacent to existing NuStar Corpus Christi North Beach Terminal  Completion of Port of Corpus Christi’s new state-of-the-art dock in 2H 2017 will allow for increased volumes Corpus Christi Terminal Acquisition  Purchased for ~$1.5 billion  Growth capital spending projected to be ~$250 million over the next five years  ~$123 million of spend to occur in 2017 on expansion of the system Permian Crude System Expansion Base Business Projects and Growth Opportunities – Included in 2017 Guidance Linden Terminal  Constructing 500MBbls of new storage in the New York Harbor  Expected cost of ~$50 million in 2017  Expect to complete construction in the first quarter of 2018 28

 Expansion of our Permian Crude System operations  Expansion of our South Texas Crude Oil Pipeline System  Pursuing a solution to link the two systems and provide optionality to Corpus Christi, TX Crude Oil Pipeline Expansion  South Texas refined product supply opportunities  Gulf Coast & Northern Mexico NGL opportunities Refined Product Pipeline Expansion Terminal Expansion Growth Projects – Currently Evaluating $1.0 to $1.5 Billion  Opportunities to expand Northeast operations  Additional tankage at our St. James Terminal  Renewable opportunities on the East and West Coast 29

Additional Permian Takeaway Capacity Still Needed  Even with many completions delayed, the Permian Basin is on track to add 540 MBPD over the course of this year  Several new infrastructure projects have been announced recently to handle the expected production  Given long-term production curve and assuming these new projects come to fruition, we still believe that there is room for another long-haul pipeline from Permian to Corpus  In addition to working with shippers on our own long-haul project, we are currently in discussions with potential strategic partners to combine and construct assets for this long-haul solution Source: Rystad Energy Expanded System Owner Expansion Volume BridgeTex Magellan/Plains 40M Bbl/d Cactus Plains 60M Bbl/d Midland to Sealy Enterprise 450M Bbl/d Permian Express III unoco 200M Bbl/d 30 Source: Rystad Energy, ESAI, and EIA

Finance Update

No Debt Maturities until 2018 ($ in Millions) Callable in 2018, but final maturity in 2043 32 $765 $350 $450 $300 $250 $550 $365 $403 $53 $0 $250 $500 $750 $1,000 $1,250 2017 2018 2019 2020 2021 2022 2027 2038-2041 Receivables Financing Sub Notes GO Zone Financing Senior Unsecured Notes Revolver $806 Note: Debt maturities as of 6/30/17

2017 Guidance Summary ($ in Millions) Annual EBITDA1 G&A Expenses Reliability Capital Spending Strategic Capital Spending Previous Guidance $620 - $670 $100 - $120 $35 - $55 $400 - $440 Delayed volume ramp on Permian Crude System, lower than expected vessel activity at St. Eustatius and impact of increased customer turnaround activity ($20) Additional expansion on the Permian Crude System, more than offset by deferred strategic project spending, primarily on northern Mexico supply project ($20) Current Guidance $600 - $650 $100 - $120 $35 - $55 $380 - $420 1 - Please see slides 36-40 for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 33 Note: No changes to the guidance provided on the second quarter earnings conference call, held on July 28, 2017

Appendix

Capital Structure ($ in Millions) As of June 30, 2017 (Unaudited) $1.5 billion Credit Facility $765 NuStar Logistics Notes (4.75%) 250 NuStar Logistics Notes (4.80%) 450 NuStar Logistics Notes (5.63%) 550 NuStar Logistics Notes (6.75%) 300 NuStar Logistics Notes (7.65%) 350 NuStar Logistics Sub Notes (7.63%) 403 GO Zone Bonds 365 Receivables Financing 53 Short-term Debt & Other 36 Total Debt $3,522 Total Partners’ Equity 2,501 Total Capitalization $6,023  Availability under $1.5 billion Credit Facility (as of June 30, 2017): ~$727 million  Debt to EBITDA1 calculation per Credit Facility of 4.6x (as of June 30, 2017) 1 – Please see slides 36-40 for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 35

Reconciliation of Non-GAAP Financial Information NuStar Energy L.P. utilizes financial measures, such as earnings before interest, taxes, depreciation and amortization (EBITDA), distributable cash flow (DCF) and distribution coverage ratio, which are not defined in U.S. generally accepted accounting principles (GAAP). Management believes these financial measures provide useful information to investors and other external users of our financial information because (i) they provide additional information about the operating performance of the partnership’s assets and the cash the business is generating, (ii) investors and other external users of our financial statements benefit from having access to the same financial measures being utilized by management and our board of directors when making financial, operational, compensation and planning decisions and (iii) they highlight the impact of significant transactions. Our board of directors and management use EBITDA and/or DCF when assessing the following: (i) the performance of our assets, (ii) the viability of potential projects, (iii) our ability to fund distributions, (iv) our ability to fund capital expenditures and (v) our ability to service debt. In addition, our board of directors uses a distribution coverage ratio, which is calculated based on DCF, as one of the factors in its determination of the company-wide bonus and the vesting of performance units awarded to management. DCF is a widely accepted financial indicator used by the master limited partnership (MLP) investment community to compare partnership performance. DCF is used by the MLP investment community, in part, because the value of a partnership unit is partially based on its yield, and its yield is based on the cash distributions a partnership can pay its unitholders. None of these financial measures are presented as an alternative to net income, or for any period presented reflecting discontinued operations, income from continuing operations. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with GAAP. For purposes of segment reporting, we do not allocate general and administrative expenses to our reported operating segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the segment or project reconciliations exclude any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure. 36

Reconciliation of Non-GAAP Financial Information (continued) 2008 2009 2010 2011 2012 2013 2014 2015 2016 Operating income 135,086$ 139,869$ 148,571$ 146,403$ 158,590$ 208,293$ 245,233$ 270,349$ 248,238$ Plus depreciation and amortization expense 50,749 50,528 50,617 51,165 52,878 68,871 77,691 84,951 89,554 EBITDA 185,835$ 190,397$ 199,188$ 197,568$ 211,468$ 277,164$ 322,924$ 355,300$ 337,792$ 2008 2009 2010 2011 2012 2013 2014 2015 2016 Operating income (loss) 141,079$ 171,245$ 178,947$ 196,508$ 198,842$ (127,484)$ 183,104$ 217,818$ 214,801$ Plus depreciation and amortization expense 66,706 70,888 77,071 82,921 88,217 99,868 103,848 116,768 118,663 EBITDA 207,785$ 242,133$ 256,018$ 279,429$ 287,059$ (27,616)$ 286,952$ 334,586$ 333,464$ Impact from non-cash goodwill impairment charges 304,453 Adjusted EBITDA 276,837$ 2011 2014 2016 Operating income 71,854$ 24,805$ 3,406$ Plus depreciation and amortization expense 20,949 16 - EBITDA 92,803$ 24,821$ 3,406$ The following is a reconciliation of operating income to EBITDA for the fuels marketing segment (in thousands of dollars): Year Ended December 31, The following is a reconciliation of operating income (loss) to EBITDA for the storage segment (in thousands of dollars): Year Ended December 31, The following is a reconciliation of operating income to EBITDA for the pipeline segment (in thousands of dollars): Year Ended December 31, 37

Reconciliation of Non-GAAP Financial Information (continued) Consolidated Consolidated Consolidated Income from continuing operations 218,674$ 214,169$ 150,003$ Interest expense, net 81,539 131,226 138,350 Income tax expense 18,555 10,801 11,973 Depreciation and amortization expense 161,773 191,708 216,736 EBITDA from continuing operations 480,541 547,904 517,062 General and administrative expenses 103,050 96,056 98,817 Other expense (income), net 3,573 (4,499) 58,783 Equity in earnings of joint ventures (11,458) (4,796) - Segment EBITDA 575,706$ 634,665$ 674,662$ Segment EBITDA Segment Percentage (a) Segment EBITDA Segment Percentage (a) Segment EBITDA Segment Percentage (a) Pipeline segment (see previous slide for EBITDA reconciliation) 197,568$ 34% 322,924$ 51% 337,792$ 50% Storage segment (see previous slide for EBITDA reconciliation) 279,429 49% 286,952 45% 333,464 49% Fuels marketing segment (see previous slide for EBITDA reconciliation) 92,803 16% 24,821 4% 3,406 1% Elimination/consolidation 5,906 1% (32) - - - Segment EBITDA 575,706$ 100% 634,665$ 100% 674,662$ 100% (a) Segment Percentage calculated as segment EBITDA for each segment divided by total segment EBITDA. The following are the non-GAAP reconciliations of income from continuing operations to EBITDA from continuing operations and for the calculation of EBITDA for each of our segments as a percentage of total segment EBITDA (in thousands of dollars, except percentage data): Year Ended December 31, 2011 Year Ended December 31, 2016Year Ended December 31, 2014 38

Reconciliation of Non-GAAP Financial Information (continued) For the Quarter Ended Sept. 30, 2014 Dec. 31, 2014 Mar. 31, 2015 Jun. 30, 2015 Sept. 30, 2015 Dec. 31, 2015 Mar. 31, 2016 Jun. 30, 2016 Sept. 30, 2016 Dec. 31, 2016 Mar. 31, 2017 Jun. 30, 2017 (Loss) income from continuing operations (116,202)$ 214,169$ 298,298$ 295,436$ 301,335$ 305,946$ 236,222$ 234,414$ 220,539$ 150,003$ 150,542$ 26,250$ Interest expense, net 132,208 131,226 129,901 129,603 130,044 131,868 133,954 135,359 136,933 138,350 140,641 45,612 Income tax expense 14,983 10,801 9,071 10,310 10,281 14,712 15,195 16,361 14,208 11,973 12,028 1,630 Depreciation and amortization expense 188,570 191,708 197,935 202,764 206,466 210,210 210,895 211,781 213,426 216,736 220,458 67,601 EBITDA from continuing operations 219,559$ 547,904$ 635,205$ 638,113$ 648,126$ 662,736$ 596,266$ 597,915$ 585,106$ 517,062$ 523,669$ 141,093$ Equity in losses (earnings) of joint ventures 11,604 (4,796) (9,102) (5,808) (3,059) - - - - - - - Interest expense, net (132,208) (131,226) (129,901) (129,603) (130,044) (131,868) (133,954) (135,359) (136,933) (138,350) (140,641) (45,612) Reliability capital expenditures (29,862) (28,635) (30,674) (29,464) (32,439) (40,002) (39,221) (44,497) (43,770) (38,155) (37,160) (10,380) Income tax expense (14,983) (10,801) (9,071) (10,310) (10,281) (14,712) (15,195) (16,361) (14,208) (11,973) (12,028) (1,630) Distributions from joint venture 8,048 7,587 7,721 6,993 4,208 2,500 - - - - - - Mark-to-market impact of hedge transactions (a) (90) 6,125 4,991 (261) (132) (5,651) 152 4,474 5,372 10,317 3,047 (563) Unit-based compensation (b) - - - - - - 1,086 2,208 3,499 5,619 6,621 1,618 Other items (c) 323,764 19,732 (34,471) (36,351) (41,628) (44,032) 10,110 11,518 19,185 73,846 74,075 (1,095) Preferred unit distributions - - - - - - - - - (1,925) (6,738) (9,950) DCF from continuing operations 385,832$ 405,890$ 434,698$ 433,309$ 434,751$ 428,971$ 419,244$ 419,898$ 418,251$ 416,441$ 410,845$ 73,481$ Less DCF from continuing operations available to general partner 51,064 51,064 51,064 51,064 51,064 51,064 51,064 51,064 51,164 51,284 51,417 (d) 13,214 DCF from continuing operations available to common limited partners 334,768$ 354,826$ 383,634$ 382,245$ 383,687$ 377,907$ 368,180$ 368,834$ 367,087$ 365,157$ 359,428$ (d) 60,267$ Distributions applicable to common limited partners 341,140$ 341,140$ 341,140$ 341,140$ 341,140$ 341,140$ 341,140$ 341,140$ 341,798$ 342,598$ 343,485$ (d) 101,869$ Distribution coverage ratio (e) 0.98x 1.04x 1.12x 1.12x 1.12x 1.11x 1.08x 1.08x 1.07x 1.07x 1.05x (d) 0.59x (a) (b) (c) (d) For the three months ended March 31, 2017, amounts adjusted to exclude distributions that were paid on the 14,375,000 common units that were issued April 18, 2017. (e) Distribution coverage ratio is calculated by dividing DCF from continuing operations available to common limited partners by distributions applicable to common limited partners. The following is a reconciliation of (loss) income from continuing operations to EBITDA from continuing operations and DCF from continuing operations (in thousands of dollars, except ratio data): For the Twelve Months Ended DCF from continuing operations excludes the impact of unrealized mark-to-market gains and losses that arise from valuing certain derivative contracts, as well as the associated hedged inventory. The gain or loss associated with these contracts is realized in DCF from continuing operations when the contracts are settled. In connection with the employee transfer from NuStar GP, LLC on March 1, 2016, we assumed obligations related to awards issued under a long-term incentive plan, and we intend to satisfy the vestings of equity-based awards with the issuance of our units. As such, the expenses related to these awards are considered non-cash and added back to DCF. Certain awards include distribution equivalent rights (DERs). Payments made in connection with DERs are deducted from DCF. Other items mainly consist of (i) adjustments for throughput deficiency payments and construction reimbursements for all periods presented, (ii) a $58.7 million non-cash impairment charge on the Axeon term loan in the fourth quarter of 2016, (iii) a $56.3 million non-cash gain associated with the Linden terminal acquisition in the first quarter of 2015 and (iv) a non-cash goodwill impairment charge totaling $304.5 million in the fourth quarter of 2013. 39

Reconciliation of Non-GAAP Financial Information (continued) The following are reconciliations of projected net income to projected EBITDA (in thousands of dollars): Current Guidance Previous Guidance * Projected net income $ 160,000 - 190,000 $ 175,000 - 190,000 Projected interest expense, net 170,000 - 175,000 175,000 - 185,000 Projected income tax expense 10,000 - 15,000 10,000 - 15,000 Projected depreciation and amortization expense 260,000 - 270,000 260,000 - 280,000 Projected EBITDA $ 600,000 - 650,000 $ 620,000 - 670,000 The following is a reconciliation of projected operating income to projected EBITDA for the Permian Crude System (in thousands of dollars): Year Ended December 31, 2017 Projected operating income $ 5,000 - 10,000 Projected depreciation and amortization expense 25,000 - 40,000 Projected EBITDA $ 30,000 - 50,000 For the Four Quarters Ended June 30, 2017 Net income 124,275$ Interest expense, net 152,024 Income tax expense 9,388 Depreciation and amortization expense 234,408 EBITDA 520,095 Other expense (a) 58,183 Equity awards (b) 9,827 Mark-to-market impact on hedge transactions (c) (3,278) Pro forma effect of acquisitions (d) 78,825 Material project adjustments (e) 10,213 Consolidated EBITDA, as defined in the Revolving Credit Agreement 673,865$ Total consolidated debt 3,531,061$ NuStar Logistics' 7.625% fixed-to-floating rate subordinated notes (402,500) Proceeds held in escrow associated with the Gulf Opportunity Zone Revenue Bonds (41,476) Consolidated Debt, as defined in the Revolving Credit Agreement 3,087,085$ Consolidated Debt Coverage Ratio (Consolidated Debt to Consolidated EBITDA) 4.6x (a) (b) (c) (d) (e) * Guidance presented at the 2017 MLP Investor Conference. This adjustment represents the percentage of the projected Consolidated EBITDA attributable to any Material Project, as defined in the Revolving Credit Agreement, based on the current completion percentage. This adjustment represents the unrealized mark-to-market gains and losses that arise from valuing certain derivative contracts, as well as the associated hedged inventory. The gain or loss associated with these contracts is realized in net income when the contracts are settled. The following is the non-GAAP reconciliation for the calculation of our Consolidated Debt Coverage Ratio, as defined in our $1.5 billion five-year revolving credit agreement (the Revolving Credit Agreement) (in thousands of dollars, except ratio data): This adjustment consists mainly of a $58.7 million non-cash impairment charge on the Axeon term loan in the fourth quarter of 2016. This adjustment represents the pro forma effects of the Martin Terminal Acquisition and the Navigator Acquisition as if we had completed the acquisitions on January 1, 2016. This adjustment represents the non-cash expense related to the vestings of equity-based awards with the issuance of our common units. Year Ended December 31, 2017 40